Putnam
California
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the dramatic events that aggravated an already troubled economic environment, it is not surprising that Putnam California Tax Exempt Income Fund closed the first half of fiscal 2002 with a slight loss. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving your fund's performance as well as a view of prospects for the fiscal year's second half.

As economic fundamentals continue to improve, tax revenues should rise and bring an improved outlook for municipal bonds. However, this improvement is likely to be gradual, so we counsel patience as you view your fund's progress in the months ahead.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

The six months ended March 31, 2002, were relatively quiet for the municipal bond market in general and for Putnam California Tax Exempt Income Fund in particular. Interest rates on long-term bonds generally rose, but they did not parallel the increase in rates on short-maturity bonds. This caused the difference in rates between long- and short-term bonds to narrow, bringing them closer to historic norms. Your fund's management approach is research-intensive and focuses primarily on security selection rather than interest-rate forecasting. However, the fund's conservative positioning over this period -- intended to reduce the portfolio's interest-rate sensitivity -- limited its ability to benefit from positive trends in the market and kept its results slightly behind the average for its Lipper category. Moreover, continuing fiscal problems in California created an unsettled environment for the state's bonds. As a result, your fund underperformed its benchmark, the Lehman Municipal Bond Index, for the semiannual period. See page 6 for more information.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  -1.21%   -5.86%   -1.54% -6.35%   -1.72% -2.68%  -1.37%   -4.56%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FACING UNCERTAINTY, FUND TOOK A CONSERVATIVE TACK IN MARCH

From October to December 2001 -- the first three months of your fund's fiscal year -- the Federal Reserve Board was primarily concerned about economic weakness and continued to cut the federal funds rate, causing short-term interest rates to decline.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and sewer        20.3%

Transportation         14.6%

Health care             9.1%

Utilities               8.8%

Education               3.4%

Footnote reads:
*Based on net assets as of 3/31/02. Holdings will vary over time.

However, the Fed's perception of the economy began to shift in early 2002. As the economy began to show signs of new strength, the Fed stopped cutting rates and its outlook shifted to neutral in March. The effects of potential renewed strength also began to appear in credit quality spreads -- the difference in yield between higher- and lower-quality bonds -- which narrowed. Although overall trends are the same, traditionally the municipal bond market is less volatile than the Treasury market, both on the upside and the downside.

If we had maintained a longer maturity throughout the six-month period, your fund would have had higher returns, but we opted for a more conservative strategy and slightly shortened the portfolio's overall duration in the second quarter. This made the value of fund shares less sensitive to changes in interest rates. Although we began and ended in what we regard as a neutral range, in December we extended duration after long rates had risen and maintained that stance for a couple of months before trimming again late in the period.

At the close of the period, the fund's portfolio was still primarily composed of high-quality bonds. A continued economic recovery should favor the lower tiers of the market, and we have been seeking opportunities in suitable lower-rated holdings. However, the preponderance of bonds issued in California continues to be high quality. Although we believe lower-rated bonds will provide stable income and less volatility than higher-quality issues in the choppy market we see ahead, for tactical reasons we expect to keep the fund's overall quality high.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 69.4%

Aa/AA -- 8.3%

A -- 3.9%

Baa/BBB -- 9.2%

Ba/BB -- 5.2%

B -- 1.5%

CCC/D -- 0.8%

VMIG -- 1.7%

Footnote reads:
*As a percentage of market value as of 3/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* CALM FOLLOWING CALIFORNIA'S STORM BRINGS NEW TAX-FREE ISSUES

Although California's utility crisis, the negative economic impact of the crumbling dot-com industry, and the state's credit rating downgrade were knocked out of national headlines by the events of September 11, the problems remain. The state's budget surplus has been eroded by its efforts to resolve the power crisis and by reduced revenues from income and sales taxes. What's more, California voters go to the polls this year to elect a new governor.

Fund Profile

Putnam California Tax Exempt Income Fund invests primarily in municipal bonds issued by the state of California, which are used to help finance public projects such as schools, roads, water facilities, and hospitals. It is designed for residents of California who seek dependable income that is free from state and federal income taxes.


In spite of all the upheavals, fiscal 2001 was actually a positive year for your fund because of its high-quality portfolio and the fact that most of its general obligation (GO) bond holdings were insured. GOs are backed by the taxing power of a municipality, in contrast to revenues from a facility built with borrowed funds, like a toll road or transportation authority. Although we believe it is still early in the game, we have begun to consider value in uninsured California GOs, as the state gears up for a flow of new issues to meet its financial obligations. Still waiting in the legislative wings is a plan to issue approximately $12.5 billion in power bonds -- approximately $6 billion of which will be tax-exempt bonds -- to reimburse the state's general fund for last year's power expenditures. Because we have faith in the long-term resilience of the California economy, we are positive about the fund's prospects from this expanded supply of new issues, which will be cheaper now than they were in 2000 and 2001.

* DIVERSIFIED INDUSTRY SECTORS BALANCE RISK/REWARD POTENTIAL AND QUALITY

Although the fund's average quality remains high, the hospital sector represented more than 8% of assets at the end of March. This higher-risk/higher-reward sector performed well during the past six months as the yield difference between high- and low-quality bonds narrowed. The fund's transportation sector includes three bonds issued on behalf of United Airlines. In the aftermath of September 11, the price of these issues plummeted along with the airline sector. Since these bonds represented just 0.9% of the portfolio's net assets, we believed it was not in the fund's best interests to sell into the emotional turbulence, but to wait for a recovery. Although this position was still a negative for the fund as of the end of the semiannual period, the bonds' prices have begun to recover. The balance of the fund's transportation holdings includes bonds for toll roads in growing areas, which continue to perform well.

* PORTFOLIO TRADING ACTIVITY DIVERSIFIED QUALITY, MATURITY, AND PRICE
  SENSITIVITY

Among the larger additions to the fund during the past six months have been Puerto Rico bonds, which pay interest that is tax free to residents of all U.S. states. A relatively large supply of attractively valued new Puerto Rico issues came to market during the period. Although the Puerto Rican economy has been experiencing difficulties, the issues we purchased were insured, giving them an effective rating of AAA. Our purchases included a block of non-callable Puerto Rico GOs with a 5.5% coupon rate, maturing in July 2020. We also purchased three series of insured Puerto Rican Electric Power bonds with a coupon rate of 5.25%, maturing in July of 2011, 2013, and 2014. These bonds also are non-callable, which makes them attractive both from the standpoint of steady income and liquidity.

We also added to the fund's position in Tobacco Securitization Authority bonds. Last year, we purchased Northern California tobacco settlement bonds, and this year we expanded into Southern California tobacco settlement securities. These bonds are backed by the share of the money due to the State of California from the tobacco settlement reached by the State Attorneys General. The new issues are rated A by Standard & Poor's, with a coupon of 5.5%, maturing in 2036. There have been some legal challenges to these issues, which make them carry higher rates than they might otherwise. However, our research department has studied the legal challenges and believes they will not pose a problem for the bonds.

When we shifted to a more neutral duration stance, we sold some longer-maturity bonds that were trading close to their coupon rate. A bond's coupon rate refers to the interest rate at which it was originally issued, as opposed to its current yield, which reflects changing rates and prices in the market as a whole. When a long-term bond trades close to its original coupon rate, its duration becomes more volatile. So in addition to trimming the fund's overall duration, our goal was to make the fund somewhat less volatile during the uncertain period we believe lies ahead in the near term.

* HIGHER RATES POSSIBLE LATER IN 2002

We expect the economy to show more strength in the second half of 2002, and we believe the Fed has finished cutting interest rates, at least for this cycle. In March, when the Fed shifted its economic outlook to neutral, bond investors began to believe that rate increases may be in the offing later this year. Inflation is a key factor. If the economy continues to look strong without triggering inflation, the market will remain healthy; but it is too soon to tell. The fund's neutral duration posture should help its performance relative to its benchmark, providing diversification, relative price stability, and current income for tax-sensitive California residents.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (4/29/83)       (1/4/93)        (7/26/99)       (2/14/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -1.21%  -5.86%  -1.54%  -6.35%  -1.72%  -2.68%  -1.37%  -4.56%
------------------------------------------------------------------------------
1 year            2.20   -2.65    1.53   -3.32    1.38    0.41    1.89   -1.43
------------------------------------------------------------------------------
5 years          30.15   23.93   26.00   24.00   24.85   24.85   28.06   23.91
Annual average    5.41    4.38    4.73    4.40    4.54    4.54    5.07    4.38
------------------------------------------------------------------------------
10 years         82.25   73.69   69.71   69.71   67.99   67.99   76.13   70.34
Annual average    6.19    5.68    5.43    5.43    5.32    5.32    5.82    5.47
------------------------------------------------------------------------------
Annual average
(life of fund)    7.78    7.50    6.94    6.94    6.91    6.91    7.32    7.14
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                              Lehman Municipal         Consumer
                                Bond Index           price index
------------------------------------------------------------------------------
6 months                          0.32%                 0.22%
------------------------------------------------------------------------------
1 year                            3.82                  1.30
------------------------------------------------------------------------------
5 years                          35.30                 11.62
Annual average                    6.23                  2.22
------------------------------------------------------------------------------
10 years                         91.34                 28.21
Annual average                    6.70                  2.52
------------------------------------------------------------------------------
Annual average
(life of fund)                    8.24                  3.19
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                6             6             6             6
------------------------------------------------------------------------------
Income             $0.210292     $0.182029     $0.176272     $0.197050
------------------------------------------------------------------------------
Capital gains 1
  Long-term        $0.015700     $0.015700     $0.015700     $0.015700
------------------------------------------------------------------------------
  Short-term       $0.000700     $0.000700     $0.000700     $0.000700
------------------------------------------------------------------------------
  Total            $0.226692     $0.198429     $0.192672     $0.213450
------------------------------------------------------------------------------
Share value:       NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
9/30/01          $8.71   $9.14     $8.70         $8.74     $8.69   $8.98
------------------------------------------------------------------------------
3/31/02           8.38    8.80      8.37          8.40      8.36    8.64
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2            5.10%   4.86%     4.44%         4.28%     4.80%   4.64%
------------------------------------------------------------------------------
Taxable
equivalent 3      9.16    8.73      7.97          7.69      8.62    8.33
------------------------------------------------------------------------------
Current 30-day
SEC yield 4       4.12    3.92      3.47          3.30      3.82    3.69
------------------------------------------------------------------------------
Taxable
equivalent 3      7.40    7.04      6.23          5.93      6.86    6.63
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.31% federal and state combined tax rate for 2002.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (94.1%)
-------------------------------------------------------------------------------------------------------------------
                    Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A, MBIA
$         9,500,000 5 1/4s, 10/1/21                                                       Aaa        $    9,523,750
         10,195,000 5 1/8s, 10/1/14                                                       Aaa            10,577,313
         21,425,000 4 3/4s, 10/1/25                                                       Aaa            19,657,438
         16,000,000 Anaheim, IF COP, MBIA, 11.02s, 7/16/23                                Aaa            18,220,000
         24,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA, 11.32s, 12/28/18                  Aaa            28,920,000
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Pub. Impts.),
                    Ser. C, FSA
         16,080,000 zero %, 3/1/37                                                        Aaa             2,110,500
         12,485,000 zero %, 9/1/34                                                        Aaa             1,919,569
         30,275,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates Med. Ctr.),
                    Ser. A, 6.55s, 12/1/22                                                A2             31,796,622
                    Brentwood, Infrastructure Auth. Rev. Bonds, Ser. 94-1
         11,120,000 5 5/8s, 9/2/29                                                        BB-/P          10,480,600
          2,460,000 5.6s, 9/2/19                                                          BB-/P           2,386,200
         11,600,000 CA Rev. Bonds (United Airlines-L.A. Intl. Arpt.),
                    6 1/4s, 10/1/35                                                       Caa1            7,293,500
         11,180,000 CA Edl. Fac. Auth. FRB (Stanford U.), 9.287s, 12/1/32
                    (acquired 5/14/01, cost $11,230,310) (RES)                            AAA            10,872,550
         20,000,000 CA Edl. Fac. Auth. Rev. Bonds (U. of Southern CA),
                    Ser. C, 5 1/8s, 10/1/28                                               Aa1            19,400,000
                    CA Hlth. Fac. Auth. Rev. Bonds
         12,500,000 (INSD-Sutter Hlth.), Ser. A, 5.35s, 8/15/28                           Aaa            12,453,125
         21,000,000 (Catholic Healthcare West.), Ser. A, AMBAC, 5s, 7/1/21                Aaa            20,475,000
         35,385,000 Ser. 5, MBIA, 5s, 7/1/14                                              AAA            35,738,850
          9,500,000 CA Housing Fin. Agcy. IFB, FHA Insd., 11.291s, 8/1/23                 Aa2            10,046,250
         11,600,000 CA Poll. Control Fin. Auth. Ind. Dev. FRB (Shell Oil Co.
                    Project - B), 1.35s, 10/1/11                                          A-1+           11,600,000
         16,500,000 CA Poll. Control Fin. Auth. Ind. Dev. Rev. Bonds
                    (Pacific Gas & Electric), Ser. A, MBIA, 5.35s, 12/1/16                AAA            16,871,250
         10,290,000 CA Poll. Control Fin. Auth. Solid Waste Disp. Rev. Bonds
                    (Keller Canyon Landfill Co.), 6 7/8s, 11/1/27                         BB-             9,955,575
        $24,200,000 CA State Dept. Wtr. Resources IFB (Central Valley),
                    12.30s, 12/1/12 (acquired 10/23/97,
                    cost $25,632,450) (RES)                                               Aa2            35,180,750
         25,000,000 CA State Dept. Wtr. Resources Rev. Bonds, Ser. O,
                    MBIA, 4 3/4s, 12/1/29                                                 Aaa            22,687,500
          5,000,000 CA State Dept. Wtr. Rev. Bonds (Wtr. Resources
                    Ctr. Valley Project), FSA, 5 1/8s, 12/1/29                            Aaa             4,850,000
                    CA State G.O. Bonds
         37,100,000 FRB, 10.80s, 9/1/12 (acquired 7/11/96,
                    cost $36,543,500) (RES)                                               Aaa            46,467,750
          7,500,000 6s, 2/1/10                                                            Aaa             8,287,500
         16,545,000 AMBAC, 5 1/2s, 4/1/11                                                 Aaa            17,599,744
         10,000,000 (Veterans), Ser. BH, 5.4s, 12/1/14                                    AA/P           10,150,000
         10,000,000 (Veterans), Ser. BH, 5.35s, 12/1/13                                   AA-            10,112,500
         10,000,000 (Vetetans), Ser. BH, 5 1/4s, 12/1/12                                  AAA            10,162,500
         10,000,000 FGIC, 4 3/4s, 2/1/29                                                  Aaa             9,087,500
         20,800,000 Ser. 33, MBIA, zero %, 10/1/11                                        AAA            13,260,000
         60,000,000 MBIA, zero %, 9/1/11                                                  AAA            38,400,000
                    CA State Pub. Wks. Board Lease Rev. Bonds
         28,000,000 Ser. A, MBIA, 6 1/2s, 9/1/17                                          Aaa            32,480,000
         10,105,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5.8s, 1/1/13                                                   Aaa            11,128,131
         33,500,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5s, 12/1/19                                                    Aaa            32,997,500
          6,555,000 (Library & Courts Annex), Ser. A, 5s, 5/1/18                          A2              6,399,319
         25,500,000 CA State Rev. Bonds, FGIC, 8s, 11/1/07                                Aaa            29,452,500
                    CA Statewide Cmnty. Dev. Auth. Apt. Dev. Rev. Bonds
                    (Irvine Apt. Cmntys.)
         12,500,000 Ser. A-4, 5 1/4s, 5/15/25                                             Baa2           12,375,000
         20,000,000 Ser. A-3, 5.1s, 5/15/25                                               Baa2           20,125,000
                    CA Statewide Cmnty. Dev. Auth. COP
         15,000,000 (The Internext Group), 5 3/8s, 4/1/30                                 BBB            13,406,250
         10,000,000 (Children's Hosp.), MBIA, 4 3/4s, 6/1/21                              Aaa             9,275,000
                    CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev. Bonds
          6,000,000 5.3s, 6/1/29                                                          Baa1            6,127,500
          5,000,000 (Equity Res. Hsg.), Ser. B, 5.2s, 12/1/29                             Baa1            5,037,500
                    CA Statewide Cmnty. Dev. Auth. Rev. Bonds
                    (United Airlines, Inc.)
         16,500,000 Ser. A, 5.7s, 10/1/34                                                 Caa1           10,560,000
         17,080,000 5 5/8s, 10/1/34                                                       B+             10,055,850
                    CA Statewide Cmnty. Dev. Auth. Special Tax FRB
          4,000,000 (Hsg. Equity Res. - C), 5.2s, 12/1/29                                 Baa1            4,030,000
          3,500,000 (Disposal-Waste Mgt., Inc. Project - J), 4.95s, 4/1/11                BBB             3,556,875
                    CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bond
          1,765,000 (Cmnty. Fac. Dist. No. 1-Zone 3), 7 5/8s, 9/1/30                      BB-/P           1,815,744
          1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1A), 7 1/2s, 9/1/30                     BB-/P           1,798,125
          2,320,000 (Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30                     BB-/P           2,375,100
          1,750,000 (Cmnty. Fac. Dist. No.1-Zone 1B), zero %, 9/1/20                      BB-/P             406,875
          8,000,000 Capistrano, U. School Dist. Cmnty. Fac. Special
                    Tax Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29                         BB/P            7,740,000
          9,000,000 Central CA Joint Pwr. Hlth. Fin. Auth. COP (Cnty. Hosp.
                    Central CA), 6s, 2/1/30                                               Baa1            9,022,500
         32,000,000 Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
                    5 3/4s, 8/1/22                                                        Aaa            32,960,000
          4,420,000 Chula Vista Special Tax Rev. Bonds (Cmnty. Facs.
                    Dist. No. 97-3), 6.05s, 9/1/29                                        BB+/P           4,425,525
         68,280,000 Commerce Redev. Agcy. Rev. Bonds (Project 1,
                    Tax Alloc.), zero %, 8/1/21                                           BBB-           20,398,650
         35,000,000 Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                    Ser. G, MBIA, zero %, 9/1/17                                          Aaa            15,881,250
                    Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
         36,915,000 5s, 10/1/26                                                           Aaa            35,253,825
         41,500,000 5s, 10/1/24                                                           Aaa            39,943,750
         10,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                    (In default) (NON)                                                    D/P             3,700,000
         19,000,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                    BBB-           18,026,250
                    Duarte, COP, Ser. A
         15,000,000 5 1/4s, 4/1/31                                                        Baa2           13,537,500
          7,500,000 5 1/4s, 4/1/24                                                        Baa2            6,909,375
                    East Bay Muni. Util. Dist. Wtr. Syst. Rev. Bonds
         21,000,000 MBIA, 4 3/4s, 6/1/28                                                  Aaa            19,110,000
         23,850,000 FGIC, 4 3/4s, 6/1/21                                                  Aaa            22,240,125
         10,725,000 El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
                    6 1/4s, 8/15/17                                                       Aaa            10,873,112
                    Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads)
         34,150,000 Ser. A, 6 1/2s, 1/1/32                                                Aaa            38,290,688
         38,875,000 Ser. A, 6s, 1/1/34                                                    Aaa            42,713,906
         19,000,000 5 3/4s, 1/15/40                                                       Baa3           18,738,750
          7,850,000 MBIA, 5 1/2s, 1/15/09                                                 Aaa             8,478,000
          8,945,000 MBIA, 5 1/2s, 1/15/08                                                 Aaa             9,638,238
          5,000,000 MBIA, 5 3/8s, 1/15/14                                                 Aaa             5,275,000
                    Irvine, 1915 Impt. Bd. Act VRDN
         11,615,000 (Assmt. Dist. No. 97-17), 1.35s, 9/2/23                               VMIG1          11,615,000
          9,665,000 (Assmt. Dist. No. 89-10), 1.35s, 9/2/15                               A-1+/P          9,665,000
          3,500,000 Irvine Ranch, Wtr. Dist. FRB, 1.35s, 8/1/16                           VMIG1           3,500,000
                    Irvine Ranch, Wtr. Dist. VRDN
         13,200,000 (Cons. Bonds), Ser. B, 1.35s, 10/1/09                                 A-1+           13,200,000
          6,850,000 1.35s, 4/1/33                                                         A-1+/P          6,850,000
          5,200,000 (Cons. Bonds), Ser. B, 1.35s, 10/1/10                                 A-1+            5,200,000
          2,890,000 1.35s, 10/1/05                                                        A-1+            2,890,000
          6,800,000 Ser. B, 1.35s, 10/1/04                                                A-1+            6,800,000
         10,510,000 Kern, High School Dist. FRB , Ser. 14, MBIA, 11.224s,
                    2/1/13 (acquired 6/29/98, cost $14,124,599) (RES)                     Aaa            13,899,475
         14,180,000 Lake Elsinore, Pub. Fin. Auth. Tax Alloc. Rev. Bonds,
                    Ser. C, 6.7s, 10/1/33                                                 BB-/P          14,711,750
                    Los Angeles Cnty., CA Pub. Wks. Fin. Auth. Rev. Bonds,
                    Ser. A, AMBAC
          7,000,000 5 1/2s, 10/1/10                                                       Aaa             7,516,250
          8,000,000 5 1/2s, 10/1/09                                                       Aaa             8,640,000
          9,000,000 5 1/2s, 10/1/08                                                       Aaa             9,765,000
          7,000,000 Los Angeles Cnty., COP (Disney Parking Project),
                    AMBAC, 4 3/4s, 3/1/23                                                 Aaa             6,501,250
                    Los Angeles Cnty., Metropolitan Trans. Auth. Sales
                    Tax Rev. Bonds
         12,150,000 (2nd Ser.), Ser. A, AMBAC, 5s, 7/1/25                                 Aaa            11,557,688
          6,765,000 (1st Tier - Prop. A), Ser. A, FSA, 5s, 7/1/15                         Aaa             6,874,931
         15,235,000 Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
                    Ser. A, MBIA, 5 3/4s, 9/1/07                                          Aaa            16,758,500
         13,000,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev. Bonds
                    (Capital Projects), Ser. A, MBIA, 5s, 10/1/23                         Aaa            12,463,750
         25,000,000 Los Angeles, Harbor Dept. Rev. Bonds, 7.6s, 10/1/18                   AAA            31,125,000
         21,530,000 Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                    Gen. Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                             Aaa            23,494,613
         19,300,000 Los Angeles, Convention & Exhibition Ctr. Auth. IFB,
                    MBIA, 9.330s, 8/15/18 (acquired 9/15/94,
                    cost $14,332,566) (RES)                                               AAA            20,675,125
         37,465,000 Los Angeles, Convention & Exhibition Ctr. Auth.
                    Lease COP, 9s, 12/1/20                                                Aaa            44,770,675
         26,235,000 Los Angeles, Pension Auth. COP, Ser. A, MBIA,
                    6.9s, 6/30/08                                                         Aaa            30,367,013
                    Los Angeles, Uni. School Dist. G.O. Bonds, Ser. B, FGIC
          6,380,000 5 3/8s, 7/1/14                                                        Aaa             6,714,950
          7,455,000 5 3/8s, 7/1/13                                                        Aaa             7,892,981
          5,500,000 5 3/8s, 7/1/12                                                        Aaa             5,864,375
          8,785,000 5 3/8s, 7/1/11                                                        Aaa             9,410,931
         34,700,000 Los Angeles, Wastewater Syst. IFB, AMBAC, 9.04s,
                    6/1/19 (acquired 12/4/97, cost $34,083,081) (RES)                     Aaa            36,612,664
         14,500,000 Los Angeles, Wtr. & Pwr. Rev. Bonds (Pwr. Syst. A-1),
                    Ser. A, 5s, 7/1/24                                                    Aa3            13,847,500
          4,000,000 Metropolitan Wtr. Dist. G.O. Bonds, Ser. A, 5 1/4s, 3/1/14            Aaa             4,220,000
         20,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterworks), 9.695s, 8/10/18                                          Aa2            23,325,000
                    Metropolitan Wtr. Dist. Rev. Bonds
         22,600,000 (Southern CA Waterworks), 5.95s, 8/5/22                               Aa2            23,754,860
         10,000,000 Ser. A, 5 1/2s, 7/1/10                                                Aa2            10,762,500
         26,255,000 (Southeast Partnership), Ser. C, 5s, 7/1/27                           Aa2            24,843,794
         33,445,000 Ser. A, 5s, 7/1/26                                                    Aa2            31,730,944
         15,000,000 (Southern CA Waterworks), Ser. B, MBIA,
                    4 3/4s, 7/1/21                                                        Aaa            13,987,500
         10,350,000 Modesto, Irr. Dist. Fin. Auth. Rev. Bonds (Domestic
                    Wtr. Project), Ser. D, AMBAC, 4 3/4s, 9/1/22                          Aaa             9,664,313
         16,600,000 Mount Diablo, Hosp. Rev. Bonds, Ser. A, AMBAC,
                    5s, 12/1/13                                                           Aaa            17,181,000
          6,375,000 North Natomas Cmnty. Fac. Dist. Special Tax
                    Rev. Bonds, Ser. B, 6 3/8s, 9/1/31                                    BB/P            6,462,656
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA
          4,770,000 10.561s, 8/1/17                                                       Aaa             5,033,686
          3,620,000 9.877s, 8/1/17                                                        Aaa             3,873,291
          4,945,000 6.538s, 8/1/25                                                        Aaa             5,260,244
          6,265,000 6.538s, 8/1/25 (Prerefunded)                                          Aaa             6,672,037
                    Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds,
                    Ser. A, AMBAC
          7,720,000 5.8s, 7/1/09                                                          Aaa             8,540,250
          3,925,000 5.8s, 7/1/09 (Prerefunded)                                            Aaa             4,371,469
          5,780,000 Northern CA Pwr. Agcy. Rev. Bonds (Hydroelectric),
                    Ser. A, MBIA, 5 1/4s, 7/1/12                                          Aaa             6,119,575
            200,000 Oakland, VRDN (Cap. Equip.), 1.35s, 12/1/15                           A-1+              200,000
                    Oakland, Bldg. Auth. Rev. Bonds, AMBAC
          6,540,000 5 1/2s, 4/1/13                                                        Aaa             6,973,275
          6,295,000 5 1/2s, 4/1/12                                                        Aaa             6,704,175
         14,800,000 Oakland, Redev. Agcy. Rev. Bonds, MBIA, 5.95s, 9/1/19                 Aaa            15,181,988
          1,800,000 Ontario, Multi-Fam. VRDN (Res. Park Mtg. Ctr.),
                    Ser. A, FRB, 1.4s, 8/1/07                                             A-1+/P          1,800,000
         25,285,000 Orange Cnty., COP, Ser. A, MBIA, 6s, 7/1/07                           Aaa            27,908,319
         16,830,000 Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                     Aa2            16,304,063
         22,000,000 Orange Cnty., VRDN, 1.35s, 8/1/16                                     VMIG1          22,000,000
                    Orange Cnty., Cmnty. Facs. Dist. Special Tax Rev. Bonds
                    (Ladera Ranch - No. 1), Ser. A
          3,000,000 6 1/4s, 8/15/30                                                       BB/P            2,985,000
          1,800,000 6.2s, 8/15/23                                                         BB/P            1,806,750
          1,290,000 6.2s, 8/15/20                                                         BB/P            1,288,388
                    Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds
         11,700,000 5.7s, 2/15/10                                                         Aaa            12,870,000
         13,960,000 5.7s, 2/15/09                                                         Aaa            15,251,300
         12,840,000 Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds (Cent. City
                    Revitalization), Ser. A, 6 1/2s, 9/1/16                               BBB            13,514,100
          2,800,000 Pajaro Valley, U. School Dist. VRDN (School Fac. Bridge
                    Funding Program), FSA, 1.7s, 9/1/23                                   A-1             2,800,000
         31,850,000 Palm Desert, Fin. Auth. Tax Alloc. IFB, MBIA,
                    7 5/8s, 4/1/22                                                        Aaa            33,734,883
         24,855,000 Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14                     Aaa            26,936,606
          2,500,000 Placentia Redev. Auth. Tax Alloc. Rev. Bonds, Ser. B,
                    5 3/4s, 8/1/32                                                        BBB+            2,434,375
                    Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
          5,395,000 6 3/4s, 9/2/17                                                        BBB+/P          5,644,519
          8,315,000 6.6s, 9/2/08                                                          BBB+/P          8,720,356
          4,505,000 6 1/2s, 9/2/04                                                        BBB+/P          4,786,563
          2,035,000 6 1/8s, 9/2/02                                                        BBB+/P          2,064,508
         10,400,000 Redding, Elec. Syst. Rev. Bonds, MBIA, 10.018s, 7/8/22                Aaa            13,117,000
          1,300,000 Riverside Cnty., Hsg. Auth. Multi-Fam. VRDN
                    (Mnt. View Apts.), Ser. A, 1.45s, 8/1/25                              VMIG1           1,300,000
          4,250,000 Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29                   BBB-            4,191,563
                    Riverside Cnty., Pub. Fin. Auth. Impt. Special Assmt.
                    Rev. Bonds (Rancho Village)
            780,000 6 3/4s, 9/2/14                                                        BB/P              783,900
         11,790,000 Ser. B, 6 1/4s, 9/2/13                                                BBB            11,775,263
         11,200,000 Roseville, Cmnty. Facs. Dist.1 Special Tax Rev. Bonds,
                    5 3/4s, 9/1/23                                                        BB+/P          10,710,000
         12,725,000 Sacramento, City Fin. Auth. Lease Rev. Bonds, Ser. A,
                    AMBAC, 5 3/8s, 11/1/14                                                Aaa            13,679,375
         22,750,000 Sacramento Cnty., COP (Pub. Facs. Project), AMBAC,
                    4 3/4s, 10/1/27                                                       Aaa            20,730,938
          7,500,000 Sacramento Cnty., Sanitation Dist. Rev. Bonds, Ser. A,
                    5 7/8s, 12/1/27                                                       Aa3             8,250,000
         27,000,000 Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                    10.998s, 8/15/18                                                      Aaa            28,476,360
         12,000,000 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds, Ser. A,
                    MBIA, 6 1/4s, 8/15/10                                                 Aaa            13,635,000
         11,500,000 Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. K, AMBAC,
                    5 1/4s, 7/1/24                                                        Aaa            11,586,250
          5,000,000 Sacramento, Special Tax Rev. Bonds (Northern
                    Natomas Cmnty. Fac.), Ser. 4-A, 5.7s, 9/1/23                          BB/P            4,781,250
          3,000,000 San Diego, Abag Fin. Auth. For Nonprofit Corps. Rev.
                    Bonds (San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20                      Baa1            3,037,500
        $10,000,000 San Diego, Conv. Ctr. Expansion Fin. Auth. Lease
                    Rev. Bonds, Ser. A, AMBAC, 4 3/4s, 4/1/28                             Aaa             9,100,000
         15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds, FGIC,
                    5s, 5/15/25                                                           Aaa            14,601,688
                    San Diego, Rgl. Bldg. Auth. Lease COP, MBIA
          8,425,000 6.9s, 5/1/23                                                          Aaa             8,927,046
          7,250,000 6.85s, 5/1/13                                                         Aaa             7,678,185
                    San Diego, School Dist. G.O. Bonds (Election of 1998),
                    Ser. B, MBIA
          2,500,000 zero %, 7/1/13                                                        Aaa             1,453,125
          1,340,000 zero %, 7/1/12                                                        Aaa               829,125
         20,500,000 San Diego, Wtr. Util. Rev. Bonds, FGIC, 4 3/4s, 8/1/28                Aaa            18,629,375
                    San Diego Cnty., COP
          4,000,000 (Burnham Institute), 6 1/4s, 9/1/29                                   Baa3            4,035,000
         15,800,000 AMBAC, 5 1/4s, 9/1/06                                                 AAA            17,044,250
         10,000,000 (Downtown Courthouse), AMBAC, 4 1/2s, 5/1/23                          Aaa             8,950,000
                    San Diego Cnty., Wtr. Auth. COP, Ser. A
          5,000,000 5 3/4s, 5/1/11                                                        Aa3             5,518,750
         12,000,000 FGIC, 5s, 5/1/14                                                      Aaa            12,270,000
                    San Diego Cnty., Wtr. Auth. IF COP
         20,000,000 Ser. 91-B, MBIA, 10.97s, 4/8/21                                       Aaa            24,900,000
         28,350,000 Ser. B, MBIA, 10.97s, 4/21/11                                         Aaa            37,103,063
                    San Francisco, City & Cnty. Arpt. Rev. Bonds
                    (Comm. Intl. Arpt.), Ser. 2
          3,670,000 AMBAC, 5 1/4s, 5/1/13                                                 Aaa             3,784,688
          3,490,000 AMBAC, 5 1/4s, 5/1/12                                                 Aaa             3,625,238
          3,315,000 AMBAC, 5 1/4s, 5/1/11                                                 Aaa             3,451,744
         15,000,000 FSA, 4 3/4s, 5/1/29                                                   AAA            13,518,750
          1,000,000 San Francisco, City & Cnty. Fin. Corp. Lease VRDN
                    (City Expansion), Ser. 2, AMBAC, 1.4s, 4/1/30                         VMIG1           1,000,000
          7,600,000 San Francisco, City & Cnty. G.O. Bonds, Ser. 1, FGIC,
                    5 3/4s, 6/15/07                                                       Aaa             8,312,500
          1,300,000 San Francisco, City & Cnty. Redev. Agy. Multi-Fam.
                    VRDN (Hsg. Fillmore Ctr.), Ser. A-1, 1.49s, 12/1/17                   A-1+            1,300,000
         10,000,000 San Francisco, Rapid Transit Dist. Sales Tax Rev. Bonds,
                    5 1/2s, 7/1/09                                                        Aa3            10,912,500
         10,000,000 San Francisco, State Bldg. Auth. Lease Rev. Bonds
                    (San Francisco Civic Ctr. Complex), Ser. A, AMBAC,
                    5 1/4s, 12/1/21                                                       Aaa            10,137,500
          1,200,000 San Jacinto, U. School Dist. IF COP, FSA, 1.7s, 9/1/27                VMIG1           1,200,000
                    San Joaquin Cnty., COP (General Hosp.)
          5,790,000 5 1/4s, 9/1/14                                                        Aaa             6,050,550
          5,040,000 5 1/4s, 9/1/13                                                        Aaa             5,336,100
          5,250,000 5 1/4s, 9/1/12                                                        Aaa             5,584,688
                    San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A
         77,825,000 6 3/4s, 1/1/32                                                        Aaa            82,115,492
         34,125,000 5s, 1/1/33                                                            Baa3           29,603,438
         25,000,000 MBIA, zero %, 1/15/32                                                 Aaa             4,406,250
         21,625,000 MBIA, zero %, 1/15/23                                                 Aaa             6,568,594
         29,100,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 4 3/4s, 8/1/24                            Aaa            26,699,250
                    San Marcos, Pub. Fac. Auth. Rev. Bonds
          3,000,000 5.8s, 9/1/27                                                          BB/P            2,932,500
          1,635,000 5.8s, 9/1/18                                                          BB/P            1,628,869
          2,780,000 5 1/2s, 9/1/10                                                        BB/P            2,856,450
         40,000,000 San Mateo Cnty., Joint Pwr. Fin. Auth. Rev. Bonds, FSA,
                    5 3/4s, 7/15/29                                                       Aaa            43,450,000
          5,000,000 Santa Ana, COP (City Hall Expansion), FSA, 4.7s, 1/1/28               Aaa             4,518,750
          2,135,000 Santa Ana, U. School Dist. VRDN, 1 3/8s, 7/1/15                       VMIG3           2,135,000
         35,600,000 Santa Clara, Wtr. Dist. Rev. Bonds, FGIC, 5 3/4s, 2/1/15              Aaa            37,380,000
                    Santaluz Cmnty., Facs. Dist. No. 2 Special Tax Rev. Bonds
         24,310,000 (Impt. Area No. 1), 6 3/8s, 9/1/30                                    BB-/P          24,461,938
            500,000 (Impt. Area No. 3), Ser. B, 6.2s, 9/1/30                              BB+/P             501,875
            500,000 (Impt. Area No. 3), Ser. B, 6.1s, 9/1/21                              BB+/P             502,500
          7,525,000 Sierra View, Hlth. Care Dist. Rev. Bonds, 5.4s, 7/1/22                BBB-            6,941,813
         45,200,000 South Orange Cnty., Pub. Fin. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 8/15/15                                                       Aaa            46,782,000
                    Southern CA Pub. Pwr. Auth. Rev. Bonds
          5,465,000 (Southern Transmission), Ser. A, MBIA, 5 1/4s, 7/1/11                 Aaa             5,820,225
         42,690,000 (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20                        Aaa            40,822,313
          3,000,000 Stockton, Cmnty. Fac. Dist. Special Tax Rev. Bonds
                    (Mello Roos-Weston Ranch), Ser. A, 5.8s, 9/1/14                       Baa1            3,063,750
          4,710,000 Sunnyvale VRDN (Govt. Ctr. Site Acquisition), Ser. A,
                    AMBAC, 1.4s, 4/1/31                                                   AAA             4,710,000
         11,780,000 Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
                    7.65s, 8/1/21                                                         BB-/P          11,809,450
            600,000 Sweetwater, High School VRDN, FSA, 1.7s, 6/1/13                       VMIG1             600,000
                    Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                    Rev. Bonds (Marketplace 94-1)
         21,775,000 6 7/8s, 9/1/24                                                        B/P            23,027,063
         31,115,000 zero %, 9/1/14                                                        B/P            13,807,281
          8,500,000 Tobacco Securization Auth. of Northern CA., Ser. A
          8,500,000 5 3/8s, 6/1/41                                                        A1              7,947,500
          1,750,000 5 1/4s, 6/1/31                                                        A1              1,662,500
         15,790,000 Tobacco Securitization Auth. of Southern CA Rev.
                    Bonds (Asset Backed Bonds), Ser. A, 5 1/2s, 6/1/36                    A2             15,316,300
                    Torrance Memorial Med. Ctr. Rev. Bonds
          1,000,000 Ser. A, 6s, 6/1/22                                                    A1              1,030,000
          2,000,000 5 1/2s, 6/1/31                                                        A1              1,930,000
          4,000,000 Tustin, Unified School Dist. Special Tax Rev. Bonds
                    (Cmnty. Facs. Dist. No. 97-1), 6 3/8s, 9/1/35                         BBB+/P          4,060,000
         10,195,000 U. of CA Med. Ctr. Rev. Bonds, AMBAC, 5.7s, 7/1/11                    Aaa            10,883,163
         10,000,000 Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26                  BBB-/P         10,250,000
         34,860,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB             29,848,875
         19,900,000 Watereuse, Fin. Auth. VRDN, FSA, 1.4s, 5/1/28                         Aaa            19,900,000
                                                                                                      -------------
                                                                                                      2,871,280,660

Puerto Rico (6.1%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
         11,110,000 FSA, 6 1/2s, 7/1/12                                                   AAA            12,970,925
          9,010,000 MBIA, 5 3/4s, 7/1/11                                                  Aaa             9,944,788
         25,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/20                            Aaa            26,656,250
          9,735,000 FGIC, 5 1/2s, 7/1/13                                                  Aaa            10,538,122
         23,370,000 FGIC, 5 1/2s, 7/1/12                                                  Aaa            25,385,663
          8,500,000 Cmnwlth. of PR, Impt. G.O. Bonds, FSA, 5 1/2s, 7/1/11                 Aaa             9,222,500
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds
          8,500,000 Ser. B, MBIA, 5 7/8s, 7/1/35                                          Aaa             9,211,875
          2,880,000 Ser. A, MBIA, 4 3/4s, 7/1/38                                          Aaa             2,667,600
                    PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA
          5,800,000 5 1/4s, 7/1/14                                                        Aaa             6,169,750
         11,175,000 5 1/4s, 7/1/13                                                        Aaa            11,929,313
          4,000,000 5 1/4s, 7/1/11                                                        Aaa             4,245,000
         15,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen. Facs.-AES Project), 6 5/8s, 6/1/26                            Baa2           15,562,500
         30,000,000 PR Infrastructure Fin. Auth. Special Rev. Bond, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa            30,562,500
         10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa            10,062,500
                                                                                                     --------------
                                                                                                        185,129,286
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,869,255,466) (b)                                      $3,056,409,946
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,050,099,701.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $2,869,800,137, resulting in gross unrealized appreciation and depreciation of $225,635,704 and $39,025,895, respectively, or net unrealized appreciation of $186,609,809.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2002 was $163,708,314 or 5.4% of net assets.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at March 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 2002.

      The fund had the following industry group concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

             Water and sewer      20.3%
             Transportation       14.6

      The fund had the following insurance concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

             MBIA                 27.2%
             AMBAC                12.8

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$2,869,255,466) (Note 1)                                                     $3,056,409,946
-------------------------------------------------------------------------------------------
Cash                                                                                530,737
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   41,909,485
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,820,297
-------------------------------------------------------------------------------------------
Total assets                                                                  3,102,670,465

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             7,330,300
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 35,062,602
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,642,558
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,509,129
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          186,084
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       142,323
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         10,101
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,631,302
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               56,365
-------------------------------------------------------------------------------------------
Total liabilities                                                                52,570,764
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,050,099,701

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,888,270,900
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,246,071
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (28,571,750)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      187,154,480
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,050,099,701

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,608,082,911 divided by 311,357,355 shares)                                        $8.38
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.38)*                                $8.80
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($407,241,564 divided by 48,661,817 shares)**                                         $8.37
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($22,203,655 divided by 2,641,729 shares)**                                           $8.40
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,571,571 divided by 1,503,520 shares)                                             $8.36
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.36)***                              $8.64
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Tax exempt interest income:                                                    $ 89,014,437
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,128,945
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      984,763
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    86,853
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     20,774
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,637,106
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,944,787
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               100,230
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                32,203
-------------------------------------------------------------------------------------------
Other                                                                               254,582
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,190,243
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (120,017)
-------------------------------------------------------------------------------------------
Net expenses                                                                     13,070,226
-------------------------------------------------------------------------------------------
Net investment income                                                            75,944,211
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    292,079
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (997,165)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                              (115,003,362)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (115,708,448)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(39,764,237)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                              $   75,944,211        $  149,506,672
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  (705,086)            3,143,594
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (115,003,362)          128,312,955
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            (39,764,237)          280,963,221
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (64,566,000)         (127,090,155)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (9,713,534)          (22,136,885)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (406,874)             (359,510)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (296,034)             (649,892)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (5,014,715)              (60,426)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (892,235)              (12,589)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (38,421)                 (152)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (24,399)                 (297)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           14,069,280           (40,653,410)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (106,647,169)           89,999,905

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 3,156,746,870         3,066,746,965
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $3,246,071and $2,284,302, respectively)                  $3,050,099,701        $3,156,746,870
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                       Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.71        $8.35        $8.25        $8.89        $8.71        $8.46
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .42          .43          .42(d)       .44(d)       .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.31)         .36          .10         (.59)         .21          .28
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.10)         .78          .53         (.17)         .65          .72
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.42)        (.43)        (.42)        (.43)        (.45)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --         (.05)        (.04)        (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.42)        (.43)        (.47)        (.47)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.38        $8.71        $8.35        $8.25        $8.89        $8.71
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.21)*       9.57         6.71        (2.01)        7.75         8.71
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,608,083   $2,631,430   $2,514,181   $2,754,624   $3,073,178   $3,087,795
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .37*         .75          .74          .77          .77          .74
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.47*        4.91         5.29         4.85         5.06         5.20
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  2.84*        9.53        13.44        13.91        30.88        23.51
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.70        $8.34        $8.24        $8.88        $8.70        $8.45
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .36          .38          .36(d)       .39(d)       .39
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.32)         .37          .10         (.58)         .21          .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.13)         .73          .48         (.22)         .60          .66
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.37)        (.38)        (.37)        (.38)        (.39)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --         (.05)        (.04)        (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.37)        (.38)        (.42)        (.42)        (.41)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.37        $8.70        $8.34        $8.24        $8.88        $8.70
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.54)*       8.87         6.02        (2.65)        7.05         8.02
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $407,242     $497,335     $535,160     $616,446     $641,686     $573,309
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .70*        1.40         1.39         1.42         1.42         1.39
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.14*        4.25         4.64         4.21         4.41         4.54
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  2.84*        9.53        13.44        13.91        30.88        23.51
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                              For the period
Per-share                             March 31          Year ended        July 26, 1999+
operating performance               (Unaudited)        September 30         to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.74        $8.37        $8.26        $8.47
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .18          .35          .37          .04(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.32)         .37          .11         (.18)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.14)         .72          .48         (.14)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.35)        (.37)        (.07)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --           --
----------------------------------------------------------------------------------------
Total distributions                     (.20)        (.35)        (.37)        (.07)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.40        $8.74        $8.37        $8.26
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.72)*       8.81         5.97        (1.70)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $22,204      $14,913       $5,510       $1,018
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .77*        1.55         1.54          .29*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.09*        4.16         4.43          .81*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  2.84*        9.53        13.44        13.91
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.69        $8.33        $8.24        $8.88        $8.70        $8.45
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .39          .41          .38(d)       .41(d)       .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.31)         .37          .09         (.57)         .22          .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.11)         .76          .50         (.19)         .63          .69
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.40)        (.41)        (.40)        (.41)        (.42)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --         (.05)        (.04)        (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.40)        (.41)        (.45)        (.45)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.36        $8.69        $8.33        $8.24        $8.88        $8.70
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.37)*       9.25         6.25        (2.31)        7.43         8.39
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,572      $13,069      $11,895      $15,318      $14,986      $13,898
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .52*        1.05         1.04         1.07         1.07         1.04
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.32*        4.60         4.98         4.56         4.76         4.92
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  2.84*        9.53        13.44        13.91        30.88        23.51
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2002, the fund's expenses were reduced by $120,017 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,758 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $100,540 and $679 from the sale of class A and class M shares, respectively, and received $264,959 and $9,680 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received $20,925 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $89,699,179 and $85,976,635, respectively. Purchases and sales of short-term municipal obligations aggregated $162,005,000 and $157,148,000, respectively.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,241,121       $ 186,442,341
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,765,133          28,832,093
---------------------------------------------------------------------------
                                            25,006,254         215,274,434

Shares repurchased                         (15,844,288)       (136,194,116)
---------------------------------------------------------------------------
Net increase                                 9,161,966       $  79,080,318
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 36,668,667       $ 313,422,157
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,322,803          62,713,202
---------------------------------------------------------------------------
                                            43,991,470         376,135,359

Shares repurchased                         (42,802,891)       (366,489,389)
---------------------------------------------------------------------------
Net increase                                 1,188,579       $   9,645,970
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,735,221       $  32,167,157
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               632,698           5,422,369
---------------------------------------------------------------------------
                                             4,367,919          37,589,526

Shares repurchased                         (12,874,859)       (110,719,604)
---------------------------------------------------------------------------
Net decrease                                (8,506,940)      $ (73,130,078)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,050,200       $  68,913,980
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,420,033          12,145,577
---------------------------------------------------------------------------
                                             9,470,233          81,059,557

Shares repurchased                         (16,461,556)       (140,810,274)
---------------------------------------------------------------------------
Net decrease                                (6,991,323)      $ (59,750,717)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,221,787         $10,592,197
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                34,208             293,899
---------------------------------------------------------------------------
                                             1,255,995          10,886,096

Shares repurchased                            (321,426)         (2,763,301)
---------------------------------------------------------------------------
Net increase                                   934,569         $ 8,122,795
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,157,221         $ 9,979,195
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                27,511             239,479
---------------------------------------------------------------------------
                                             1,184,732          10,218,674

Shares repurchased                            (135,748)         (1,173,523)
---------------------------------------------------------------------------
Net increase                                 1,048,984         $ 9,045,151
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    138,796         $ 1,198,772
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,732             211,726
---------------------------------------------------------------------------
                                               163,528           1,410,498

Shares repurchased                            (163,714)         (1,414,253)
---------------------------------------------------------------------------
Net decrease                                      (186)        $    (3,755)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,648,627        $ 99,320,191
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                57,412             490,473
---------------------------------------------------------------------------
                                            11,706,039          99,810,664

Shares repurchased                         (11,630,272)        (99,404,478)
---------------------------------------------------------------------------
Net increase                                    75,767        $    406,186
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA045-79280  027/337/677  5/02